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                                                                   EXHIBIT 10.17


                                PROMISSORY NOTE
                                   NEGOTIABLE

US$111,271.00                                                    January 3, 2000
                                                           San Diego, California

FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of WebSideStory, Inc., a corporation organized under the laws of the state of California ("Holder"), at 10182 Telesis Court, San Diego, California or at such other place as the Holder hereof may from time to time designate, the principal sum of ONE HUNDRED ELEVEN THOUSAND TWO HUNDRED SEVENTY-ONE dollars ($111,271.00), with interest on the unpaid principal balance from time to time outstanding, computed on the basis of a three hundred sixty (360) day year, actual days elapsed, at a rate (the "Interest Rate") equal to 6.5% per annum. Payment of principal and interest shall be made in the lawful money of the United States which shall be legal tender for public and private debts at the time of payment. The entire outstanding principal balance and all accrued but unpaid interest shall be due and payable on the third anniversary of this note (the "Due Date"). Each payment hereunder shall be credited first to interest then accrued and the remainder to unpaid principal, and interest shall thereupon cease upon the principal so credited, Maker shall have the right to repay all or a portion of the outstanding principal and/or interest hereunder at any time or times prior to the Due Date, without penalty.

This note shall automatically become due and payable prior to the Due Date, without notice or demand and without the need for any action or election by the Holder hereof, upon the occurrence at any time of any of the following events of default:

        (1) The making of an assignment for the benefit of creditors by any party liable for the payment of this note, whether as maker, endorser, guarantor, surety, or otherwise, or the voluntary appointment (at the request of any such party or with the consent of any such party) of a receiver, custodian, liquidator or trustee in bankruptcy of any such party's property or the filing by any such party of a petition in bankruptcy or other similar proceeding under law for relief of debtors; or

        (2) The filing (other than by Holder) against any party liable for the payment of this note, whether as maker, endorser, surety, or otherwise, of a petition in bankruptcy or other similar proceeding under law for relief of debtors, or the involuntary appointment of a receiver, custodian, liquidator or trustee in bankruptcy of the property of any such party, and such petition or appointment is not vacated or discharged within ninety (90) calendar days after the filing or making thereof.


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If this note is not paid when due, whether at the Due Date or by acceleration, the undersigned promises to pay all costs of collection, including without limitation reasonable attorneys' fees, and all expenses in connection with the protection or realization of any collateral securing this note incurred by the Holder hereof on account of such collection, whether or not suit is filed hereon; such costs and expenses shall include without limitation all costs, attorneys' fees and expenses incurred by the Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving the undersigned or involving any endorser hereof, which in any way affect the exercise by the Holder hereof of its rights and remedies under this note or under any security agreement, pledge agreement, cash collateral agreement or other agreement securing this note.

Presentment, demand, protest, notices of protest, dishonor and non-payment of this note and all notices of every kind are hereby waived. To the extent permitted by applicable law, the defense of the statute of limitations is hereby waived by the undersigned.

No single or partial exercise of any power hereunder or under any security agreement, pledge agreement, cash collateral agreement or other agreement securing this note shall preclude other or further exercise thereof or the exercise of any other power. The Holder hereof shall at all times have the right to proceed against any portion of the security held for this note in such order and in such manner as the Holder may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of the Holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. The release of any party liable on this note shall not operate to release any other party liable hereon.

This note may be prepaid in whole or in part at any time without premium or penalty. Partial prepayments of principal shall not postpone or delay the date of any subsequent payments of principal or change the amount of such payments.

 The payment obligations of both principal and interest represented by this note will be forgiven in full, and this note will be returned to Maker promptly, if and when any of the following events occurs on or before the Due Date;

1 a voluntary sale by Holder's shareholders of a majority of the Holder's common stock;

2       a voluntary sale of substantially all assets of Holder;

3 Holder has cash and cash equivalents in aggregate in excess of $4 million;


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4       Constructive Termination as defined in the Stock Option Agreement of
        December 20, 1999 between Maker and Holder.

Notwithstanding the fact that Holder has cash and cash equivalents in excess of $4 million (the "Liquidity Condition"), if Holder is in registration for or shall have completed an initial public offering of its equity securities prior to December 31, 2000, forgiveness of such payment obligations shall not be forgiven upon occurrence of the Liquidity Condition, but rather such obligations shall be forgiven on a pro-rata basis over twelve months commencing the date such public offering is completed or January 1, 2001, whichever is earlier.

Any notices required to be given hereunder shall be deemed delivered five (5) days after such notice in writing is placed in the United States Mail, postage prepaid to the following addresse(s):

                   If to Holder:
                   WebSideStory
                   10182 Telesis Court
                   San Diego, CA 92121

                   Attn: legal department

                   If to Maker:
                   John Hentrich
                   4778 Keswick Court
                   San Diego CA 92130

The term "Holder" shall include all of Holder's successors and assigns to whom the benefits of this note shall inure.

In the event any provision of this note is held to be invalid, illegal or otherwise unenforceable in any respect, such provision shall be construed as containing the maximum valid, legal and enforceable terms and conditions, and all other provisions of this note shall remain in full force and effect to the maximum extent permitted by law.

Any provision of this note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this note, and such prohibition or unenforceability in any jurisdiction shall not invalidate, or render unenforceable such provision in any other jurisdiction.


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This note has been executed and delivered by the undersigned in the State of
California and is to be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of laws rules. In any action brought under or arising out of this note, the undersigned hereby consents to the jurisdiction of any competent court within the State of California and consents to service of process by any means authorized by the law of that State. This note may be modified, amended or terminated only by a writing signed by both the Holder and the Maker.


                                          "MAKER"

                                           /s/ JOHN HENTRICH
                                          ------------------------------
                                          John Hentrich


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